Prospectus Supplement	January 14, 2019

Putnam Global Health Care Fund
Prospectus dated December 30, 2018

Effective January 15, 2019, the sub-section Your fund’s management in the section Fund summaries – Putnam Global Health Care Fund is replaced in its entirety with the following:

Your fund’s management
Investment advisor
Putnam Investment Management, LLC

Portfolio manager
Michael Maguire, Portfolio Manager, Analyst, portfolio manager of the fund since 2016

Sub-advisors
Putnam Investments Limited*
The Putnam Advisory Company, LLC*

* Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.

Effective January 15, 2019, the following replaces similar disclosure under the sub-section The funds’ investment manager – Portfolio managers – Global Health Care Fund in the section Who oversees and manages the funds?:

Portfolio	Joined
manager	fund	Employer	Positions over past five years
Michael Maguire	2016	Putnam Management	Portfolio Manager, Analyst
		2009–Present

The SAI provides information about this individual’s compensation, other accounts managed by this individual and this individual’s ownership of securities in the fund.

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